EXHIBIT 21.1

COPART, INC. SUBSIDIARIES

ACE AUTO PARTS, INC.
State of incorporation Oregon

COPART CANADA INC.
Doing business as Copart Auto Auctions

COPART CREDIT ACCEPTANCE CORP
State of incorporation California

COPART-DALLAS, INC.
State of incorporation California
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART EUROPE LIMITED

COPART-HOUSTON, INC.
State of incorporation California
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART INVESTMENT HOLDINGS, LLC
Limited Liability Company Delaware

COPART LAND HOLDING, LLC
Limited Liability Company Maryland

CPRT LAND HOLDINGS, INC.
State of incorporation California

COPART LAND HOLDINGS, LLC
Limited Liability Company Connecticut

COPART OF ARIZONA, INC.
State of incorporation Arizona
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF ARKANSAS, INC.
State of incorporation Arkansas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF CONNECTICUT, INC.
State of incorporation Connecticut
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF FLORIDA, INC.
State of incorporation Florida

COPART OF HOUSTON, INC.
General Partner Texas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF KANSAS, INC.
State of incorporation Kansas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF LOUISIANA, INC.
State of incorporation Louisiana
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF MISSOURI, INC.
State of incorporation Missouri
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF OKLAHOMA, INC.
State of incorporation Oklahoma
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF TENNESSEE, INC.
State of incorporation Tennessee
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF TEXAS, INC.
General Partner Texas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF WASHINGTON, INC.
State of incorporation Washington
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART UK LIMITED.
Doing business as Copart UK

DALLAS COPART SALVAGE AUTO AUCTIONS LIMITED PARTNERSHIP
Limited Partnership Texas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

GULF STORAGE, INC.
State of incorporation Louisiana

HOUSTON COPART SALVAGE AUTO AUCTIONS LIMITED PARTNERSHIP
Limited partnership Texas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

L&S TOWING AND STORAGE, LLC
Limited Liability Company Florida

MOTORS AUCTION GROUP, INC.
State of incorporation Delaware
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

TDP WEST PALM, INC.
State of incorporation Florida
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

TRPC LIMITED

TRAPOC LIMITED
Doing business as Copart UK

U-PULL-IT LIMITED

VB 2 , INC.
State of incorporation Delaware
Doing business as VB 2

D HALES LIMITED
Copart Claims Handling Services Limited
John Hewitt & Sons (Garages) Limited
Outbid.com
State of incorporation Delaware

CENTURY SALVAGE SALES LIMITED
Dormant

COPART LTD
Dormant

CORNVILLE LIMITED
Dormant

UNIVERSAL SALVAGE AUCTIONS LIMITED
Dormant

UNIVERSAL SALVAGE LIMITED
Dormant